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                                                                    EXHIBIT 10.9

                              SECOND AMENDMENT TO
                              SECURITIES PURCHASE
                           AND STOCKHOLDER AGREEMENT

       THIS SECOND AMENDMENT TO SECURITIES PURCHASE AND STOCKHOLDER AGREEMENT (hereinafter referred to as this "Amendment") is made as of the 15th day of June, 2000, by (i) ADVANCED SWITCHING COMMUNICATIONS, INC. (hereinafter referred to as the "Company"), a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, (ii) ASGHAR D. MOSTAFA (hereinafter referred to as "Executive Stockholder"), (iii) the Purchasers who execute this Amendment (hereinafter referred to collectively as the "Purchasers"), and (iv) MOSTAFA VENTURE FUND, LLC, a Virginia limited liability company (hereinafter referred to as the "LLC"). Capitalized terms not defined herein shall have the same meaning as in the Stockholder Agreement (defined below).

                                   RECITALS:

       WHEREAS, the Executive Stockholder, the Company and the Purchasers previously set forth in writing certain understandings and agreements with respect to the certain shares owned by them in that certain Securities Purchase and Stockholder Agreement dated as of September 10, 1999, a copy of which is attached hereto as Exhibit A and incorporated herein by this reference, which was previously amended by the certain Amendment to the Securities Purchase and Stockholder Agreement dated as of November 5, 1999 (collectively, "Stockholder Agreement"), and which is amended by this Amendment;

       WHEREAS, the Executive Stockholder is the legal and beneficial owner of certain issued and outstanding shares of stock, consisting of Nine Thousand Four Hundred Twenty-Eight (9,428) shares of Class A Stock and Four Thousand Seven Hundred Nine (4,709) shares of Class B Stock (collectively, "Transferred Shares"), all of which it intends to convey ("Transfer") to the LLC simultaneously herewith;

       WHEREAS, the LLC acknowledges and agrees that it is receiving the Transferred Shares subject to the terms and conditions of the Stockholder
Agreement:

       WHEREAS, the Company and the Purchasers agree: (i) to the Transfer and waiver of rights they may have with respect to the same under the Stockholder Agreement, and (ii) that the LLC shall be a Permitted Transferee as such term is defined in the Stockholder Agreement.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual promises hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

       1. Amendment to Stockholder Agreement. The parties agree to this Amendment as an amendment to the Stockholder Agreement. Except as specifically set forth herein, the terms of the Stockholder Agreement remain unchanged, effective and fully enforceable. The Executive



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Stockholder and the LLC each acknowledge that consent to the Transfer by the
Company and the Purchasers does not constitute consent to any other subsequent transfers of any of the Transferred Shares or of any other shares of the Company, except under such circumstances as may be authorized by the Stockholder Agreement.

       2. Agreements by Company, Executive Stockholder, and Purchasers with Respect to the Transferred Shares. Upon the terms and conditions set forth hereinafter, the Company and the Purchasers hereby agree (i) to the transfer of all of the Transferred Shares to the LLC by the Executive Stockholder, (ii) to the waiver of any and all rights each of them has or may have, collectively or individually, under the Stockholder Agreement to set aside or not recognize the same under the Stockholder Agreement, (iii) that the LLC shall be a Permitted Transferee, and (iv) that the LLC succeeds to all the rights and obligations of the Executive Stockholder as a party to the Stockholder Agreement.

       3. Agreement by the LLC with Respect to the Transferred Shares. The LLC hereby agrees that (i) the Transferred Shares are, and shall remain, subject to the terms of the Stockholder Agreement including but not limited to the provisions related to the Board of Directors and Corporate Governance, Transfer Restrictions, and Rights of First Refusal, and (ii) for all purposes under the Stockholder Agreement as of the date first set forth above, the LLC shall be bound as though the LLC executed the original Stockholder Agreement.

       4. Governing Law. This Amendment shall be construed and enforced in accordance with the laws of the State of Delaware.

       5. Headings. The headings, subheadings and other captions in this Amendment are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Amendment.

       6. Benefit and Burden. This Amendment shall inure to the benefit of, and shall be ending upon, the parties hereto and their legatees, distributees, estates, executors, administrators, personal representatives, successors and assigns, and other legal representatives.

       7. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.


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       IN WITNESS WHEREOF, the Company, the Executive Stockholder, and the
Purchasers have caused this Amendment to be executed, each by its duly authorized officers and its corporate seal to be affixed hereto or by its duly authorized manager, member or general partner, all as of the day and year first above written.


                                     ADVANCED SWITCHING COMMUNICATIONS,
                                     INC.

                                     By: /s/ ASGHAR MOSTAFA              (SEAL)
                                        --------------------------------
                                     Name:   Asghar D. Mostafa
                                          ------------------------------
                                     Title:  President & CEO
                                           -----------------------------

                                     MOSTAFA VENTURE FUND, LLC

                                     By: /s/ ASGHAR MOSTAFA              (SEAL)
                                        --------------------------------
                                     Name:   Asghar D. Mostafa
                                     Title:  Manager


                                     EXECUTIVE STOCKHOLDER

                                         /s/ ASGHAR MOSTAFA              (SEAL)
                                        --------------------------------
                                        Asghar D. Mostafa



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                                PURCHASERS

                                BAKER COMMUNICATIONS FUND, L.P.

                                By:   /s/ EDWARD SCOTT      (SEAL)
                                   -------------------------
                                Name:     Edward Scott
                                     -----------------------
                                Title:    General Partner
                                      ----------------------









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                                MORGAN STANLEY VENTURE PARTNERS
                                III, L.P

                                By:   /s/ GHASSAN BEJJANI   (SEAL)
                                   -------------------------
                                Name:     Ghassan Bejjani
                                     -----------------------
                                Title:     Principal
                                      ----------------------

                                MORGAN STANLEY VENTURE INVESTORS
                                III, L.P

                                By:   /s/ GHASSAN BEJJANI   (SEAL)
                                   -------------------------
                                Name:     Ghassan Bejjani
                                     -----------------------
                                Title:     Principal
                                      ----------------------

                                THE MORGAN STANLEY VENTURE PARTNERS
                                ENTREPRENEUR FUND, L.P

                                By:   /s/ GHASSAN BEJJANI   (SEAL)
                                   -------------------------
                                Name:     Ghassan Bejjani
                                     -----------------------
                                Title:     Principal
                                      ----------------------






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                                TCV III (GP)
                                TCV III, L.P.
                                TCV III (Q), L.P.
                                TCV III STRATEGIC PARTNERS, L.P.

                                BY:  Technology Crossover Management III, L.L.C.
                                Its: General Partner


                                By:    /s/ CARLA S. NEWELL
                                   --------------------------
                                Name: Carla S. Newell
                                Title: Attorney-in-Fact






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                                NEW ENTERPRISE ASSOCIATES VIII, LIMITED
                                PARTNERSHIP, holder of Series D Preferred Stock

                                By:    /s/ ARTHUR MARKS (SEAL)
                                       ----------------
                                Name:  Arthur Marks
                                       ----------------
                                Title: General Partner
                                       ----------------


                                NEA PRESIDENT'S FUND, L.P.


                                By:    /s/ ARTHUR MARKS (SEAL)
                                       ----------------
                                Name:  Arthur Marks
                                       ----------------
                                Title: General Partner
                                       ----------------


                               NEA VENTURES 1999, L.P.

                                By:    /s/ ARTHUR MARKS (SEAL)
                                       ----------------
                                Name:  Arthur Marks
                                       ----------------
                                Title: General Partner
                                       ----------------



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                                MCI WORLDCOM VENTURE FUND, INC.


                                By:     /s/ SUSAN MAYER (SEAL)
                                        ---------------
                                Name:   Susan Mayer
                                        ---------------
                                Title:  President
                                        ---------------







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